                                                                    Exhibit 23.2
                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANT


        As independent public accountants, we hereby consent to the use of our reports dated March 26, 1997, on our audits of the financial statements of Edwards Capital Company, Transportation Capital Corp. and Tri-Magna Corporation, included in this Form 10-K and to all references to our Firm included herein.



                                        ARTHUR ANDERSEN LLP

Boston, Massachusetts
March 27, 1998